                                   Exhibit 99

                            Joint Filer Information

Designated Filer:           BLUM CAPITAL PARTNERS, L.P.

Date of Earliest Transaction

Required to be Reported:          May 13, 2013

Issuer & Symbol:                  Career Education Corp. (CECO)

Address of each Reporting Person for this Form 4:

909 Montgomery Street, Suite 400, San Francisco, CA  94133

Relationship to Issuer of each Reporting Person:  10% Owner

                                    Signatures

After reasonable inquiry and to the best of our knowledge

and belief, the undersigned certify that the information

set forth in this statement is true, complete and correct.

May 15, 2013

RICHARD C. BLUM & ASSOCIATES, INC.     BLUM CAPITAL PARTNERS, L.P.

                                       By:  Richard C. Blum & Associates, Inc.

                                            its General Partner

By:  /s/ Gwen G. Reinke                By:  /s/ Gwen G. Reinke

     ------------------------------         ------------------------------

     Gwen G. Reinke                         Gwen G. Reinke

     Partner, General Counsel and           Partner, General Counsel and

     Chief Compliance Officer               Chief Compliance Officer

BLUM STRATEGIC GP III, L.L.C.          BLUM STRATEGIC GP III, L.P.

                                       By:  Blum Strategic GP III, L.L.C.

                                            its General Partner

By:  /s/ Gwen G. Reinke                By:  /s/ Gwen G. Reinke

     ------------------------------         ------------------------------

     Gwen G. Reinke                         Gwen G. Reinke

     Member                                 Member

BLUM STRATEGIC GP IV, L.L.C.           BLUM STRATEGIC GP IV, L.P.

                                       By:  Blum Strategic GP IV, L.L.C.

                                            its General Partner

By:  /s/ Gwen G. Reinke                By:  /s/ Gwen G. Reinke

     ------------------------------         ------------------------------

     Gwen G. Reinke                         Gwen G. Reinke

     Member                                 Member